UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2015

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9980 Huennekens Street, Suite 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This report amends our Current Report on Form 8-K filed May 1, 2015, which included disclosure about our recent change in auditors under Item 4.01, to provide additional information regarding the conclusion of Ernst & Young’s (“Ernst & Young”) services to TearLab Corporation (the “Company”) as the Company’s independent registered public accounting firm.

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Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously disclosed, effective as of April 29, 2015, the Audit Committee (the “Committee”) of the Board of Directors of the Company approved the appointment of Mayer Hoffman McCann, P.C. (“Mayer Hoffman McCann”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, commencing following the Company’s filing of its quarterly report on Form 10-Q for the first fiscal quarter ending March 31, 2015 (the “Quarterly Report”).

The Company filed its Quarterly Report on May 8, 2015, at which time, Ernst & Young concluded its services as the Company’s independent registered public accounting firm. After the filing of the Quarterly Report on May 8, 2015, Mayer Hoffman McCann commenced its services as the Company’s independent registered public accounting firm.

The reports of Ernst & Young on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2014 and 2013, and in connection with Ernst & Young’s review of the Quarterly Report through May 8, 2015, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2014 and 2013, or through the filing of the Quarterly Report on May 8, 2015.

The Company has provided a copy of the foregoing disclosures to Ernst & Young and requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. A copy of Ernst &Young’s letter, dated May 14, 2015, is filed as Exhibit 16.1 to this Form 8-K/A.

During the two most recent fiscal years and through the filing of the Quarterly Report on May 8, 2015, the Company did not consult with Mayer Hoffman McCann with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ William G. Dumencu
William G. Dumencu Chief Financial Officer

Date: May 14, 2015